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                                                               EXHIBIT 10


                             ARTHUR ANDERSEN LLP



             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73570 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                          /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997